COHEN & STEERS REALTY INCOME FUND, INC.

CLASS I SHARES

Supplement dated January 26, 2012 to

Prospectus dated May 1, 2011 (as supplemented October 11, 2011)

The Board of Directors of the Fund approved, effective January 1, 2012, the adoption of a shareholder services plan for the Fund’s Class I shares, pursuant to which the Fund pays Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor), a fee at annual rate of up to 0.10% of the average daily net asset value (NAV) of the Fund’s Class I shares for shareholder account service and maintenance.

Accordingly, the “Fund Fees and Expenses – Annual Fund Operating Expenses” and “Fund Fees and Expenses – Example” sections on page 1 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):(1)

Management Fee	0.75%
Other Expenses	0.19%
Service Fee	0.02%

Total Annual Fund Operating Expenses	0.96%

(1)	This expense information differs from the Fund’s most recent annual report and has been updated to reflect estimated expenses for the fiscal year ended December 31, 2011 and additional expenses expected to be incurred in the current fiscal year due to the payment of a service fee pursuant to a shareholder services plan for Class I shares, adopted by the Fund effective January 1, 2012.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares
	$98	$306	$531	$1,178

Additionally, a new subsection entitled “Shareholder Services Plan” is hereby added under the section entitled “Additional Information” on page 23 of the prospectus and shall read as follows:

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan, pursuant to which the Fund pays the Distributor a fee at annual rate of up to 0.10% of the average daily NAV of the Fund’s Class I shares for shareholder account service and maintenance. Under this plan, the Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR YOUR RECORDS